UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2017

SRC Energy Inc.

(Exact name of registrant as specified in its charter)

COLORADO (State or other jurisdiction of incorporation or organization)	001-35245 (Commission File Number)	20-2835920 (I.R.S. Employer Identification Number)

1675 Broadway, Suite 2600

Denver, Colorado 80202

Registrant’s telephone number, including area code: (720) 616-4300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry into a Material Definitive Agreement.

Registration Rights Agreement

On November 14, 2017, as previously announced, SRC Energy Inc. (the “Company”) entered into a Note Purchase Agreement with certain initial purchasers (the “Initial Purchasers”), for whom J.P. Morgan Securities LLC and Credit Suisse Securities (USA) LLC are acting as representatives, pursuant to which the Company agreed to issue and sell to the Initial Purchasers $550 million aggregate principal amount of the Company’s 6.250% Senior Notes due December 2025 (the “Notes”) in connection with a private offering of the Notes.

In connection with the offering of the Notes, the Company entered into a Registration Rights Agreement, dated November 29, 2017, by and among the Company and the Initial Purchasers (the “Registration Rights Agreement”), which provides the holders of the Notes certain rights relating to the registration of the Notes under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the Registration Rights Agreement, the Company agreed to conduct a registered exchange offer for the Notes and, in certain circumstances, to file and cause to become effective a shelf registration statement providing for the resale of the Notes. If the Company fails to comply with certain obligations contained in the Registration Rights Agreement, it will be required to pay liquidated damages in the form of additional interest to holders of the Notes.

The description above does not purport to be complete and is qualified in its entirety by the Registration Rights Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Certain of the Initial Purchasers and their respective affiliates have from time to time provided investment banking, commercial banking and financial advisory services to the Company, for which they have received customary compensation. The Initial Purchasers and their respective affiliates may provide similar services in the future. In particular, certain of the Initial Purchasers are parties to the Company’s revolving credit facility as agents, lenders or other roles, and receive customary fees in such roles and may receive a portion of the net proceeds of this offering used to repay amounts outstanding under the revolving credit facility.

Indenture

The Notes were issued pursuant to an indenture dated November 29, 2017 (the “Indenture”) between the Company and U.S. Bank National Association, as trustee (the “Trustee”), providing for the terms and conditions of the Notes.

The Notes will mature on December 1, 2025 unless earlier purchased or redeemed by the Company.  The Company may redeem all or part of the Notes prior to December 1, 2020 at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus the Applicable Premium (as defined in the Indenture) and accrued and unpaid interest, if any, to the date of redemption, subject to rights of holders of the Notes on the relevant record date to receive interest. Thereafter, the Notes may be redeemed as set forth in the Indenture.  Additionally, prior to December 1, 2020, the Company may, on one or more occasions, redeem up to 35% of the principal amount of the Notes with all or a portion of the net cash proceeds of certain equity offerings at a redemption price equal to 106.250% of the principal amount thereof, plus accrued and unpaid interest if any, on the Notes redeemed to the redemption date, subject to further conditions.

The Indenture contains covenants that restrict the Company’s ability and the ability of certain of its subsidiaries to, among other restrictions and limitations: (i) incur additional indebtedness; (ii) incur liens; (iii) pay dividends; (iv) consolidate, merge or transfer all or substantially all of its or their assets; (v) engage in transactions with affiliates; and (vi) engage in certain restricted business activities.  These covenants are subject to a number of exceptions and qualifications. At any time the Notes are not exempt from the Trust Indenture Act of 1939, the Indenture shall incorporate and be governed by the provisions of the Trust Indenture Act that are required to be part of and to govern indentures qualified under the Trust Indenture Act.

The description above does not purport to be complete and is qualified in its entirety by the Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03    Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 3.03    Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 8.01    Other Events

On November 29, 2017, the Company issued a press release announcing that it has closed the offering of Notes. A copy of the press release is furnished as Exhibit 99.1 hereto. The press release is neither an offer to sell nor the solicitation of an offer to buy the Notes or any other securities. The Notes were offered in the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act and outside the United States in reliance on Regulation S under the Securities Act. The Notes have not been registered under the Securities Act and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements.

Item 9.01    Financial Statements and Exhibits.

See Exhibit Index.

Exhibit Number	Description

4.1	Indenture, dated November 29, 2017, by and between SRC Energy Inc. and U.S. Bank National Association, as trustee.

10.1	Registration Rights Agreement, dated November 29, 2017, by and among SRC Energy Inc. and the several Initial Purchasers named therein, relating to the 6.250% Senior Notes due 2025.

99.1	Press Release of SRC Energy Inc. Regarding Closing of Offering of Senior Notes, dated November 29, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2017

SRC Energy Inc.

By:	/s/ Lynn A. Peterson
Lynn A. Peterson
President and Chief Executive Officer